EX-99.B-77Q1(e)

SUB-ITEM 77Q1(e): New or amended Registrant investment advisory contracts.

IVY FUNDS

Appendix A and Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, was filed with the Securities and Exchange Commission by EDGAR on March 31, 2017, in Post-Effective Amendment No. 129 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Appendix A and Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, was filed with the Securities and Exchange Commission by EDGAR on April 19, 2017, was filed with the Securities and Exchange Commission by EDGAR on March 31, 2017, in Post-Effective Amendment 132 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Investment Sub-Advisory Agreement Ivy Investment Management Company and ProShare Advisors LLC (Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund) dated April 18, 2017, was filed with the Securities and Exchange Commission by EDGAR on March 31, 2017, in Post-Effective Amendment 132 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Appendix A and Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, was filed with the Securities and Exchange Commission by EDGAR on April 19, 2017, was filed with the Securities and Exchange Commission by EDGAR on May 17, 2017, in Post-Effective Amendment 137 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Investment Sub-Advisory Agreement between Ivy Investment Management Company and PineBridge Investments LLC (Ivy PineBridge High Yield Fund) dated May 17, 2017, was filed with the Securities and Exchange Commission by EDGAR on May 17, 2017, in Post-Effective Amendment 137 to the Registration Statement on Form N-1A, and is incorporated by reference herein.

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Appendix A and Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, was filed with the Securities and Exchange Commission by EDGAR on April 19, 2017, was filed with the Securities and Exchange Commission by EDGAR on September 1, 2017, in Post-Effective Amendment 146 to the Registration Statement on Form N-1A, and is incorporated by reference herein.